Exhibit (a)(1)(B)
Letter of Transmittal
To Tender Shares of Common Stock
of
WHITE ELECTRONIC DESIGNS CORPORATION
at
$4.25 Net Per Share
Pursuant to the Offer to Purchase Dated August 18, 2009
by
DESERT EQUITY LP

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:01 A.M., NEW YORK CITY
TIME, ON WEDNESDAY, SEPTEMBER 16, 2009, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By Mail: American Stock Transfer & Trust Company, LLC 59 Maiden Lane Plaza Level New York, NY 10038	By Overnight Courier or By Hand: American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, NY 11219

Delivery of this Letter of Transmittal to an address other than as set forth above does not constitute a valid delivery.

The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

Name(s) and Address of Registered Holder(s) If there is any error in the name or address shown below, please make the necessary corrections	DESCRIPTION OF SHARES SURRENDERED (Please fill in. Attach separate schedule if needed)
	Certificate No(s)	Number of Shares

TOTAL SHARES F

This letter of transmittal is to be used either if certificates for shares (as defined below) are to be forwarded herewith or, unless an agent’s message (as defined in Section 2 of the Offer to Purchase (as defined below)) is utilized, if delivery of shares is to be made by book-entry transfer to an account maintained by the depositary (as defined below) at the book-entry transfer facility (as defined in Section 2 of the Offer to Purchase) pursuant to the procedures set forth in Section 2 of the Offer to Purchase.  Tendering shareholders whose certificates for shares are not immediately available or who cannot deliver either the certificates for, or a book-entry confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their shares and all other documents required hereby to the depositary prior to the expiration date (as defined in Section 1 of the Offer to Purchase) must tender their shares in accordance with the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2.

DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution: _______________________________________________________________________________________________

_______________________________________________________________________________________________________________________

Account Number: _________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

Transaction Code Number: __________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY. ENCLOSE  A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s): _____________________________________________________________________________________________

_______________________________________________________________________________________________________________________

Date of Execution of Notice of Guaranteed Delivery: ______________________________________________________________________________

_______________________________________________________________________________________________________________________

Name of Institution that Guaranteed Delivery: ____________________________________________________________________________________

_______________________________________________________________________________________________________________________

If delivered by book-entry transfer, check box:  ☐

Name of Tendering Institution: _______________________________________________________________________________________________

_______________________________________________________________________________________________________________________

Account Number: _________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

Transaction Code Number: __________________________________________________________________________________________________

_______________________________________________________________________________________________________________________

IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 11.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Desert Equity LP, a Delaware limited partnership (the “Purchaser”), the above-described shares of common stock, $0.10 stated value per share (the “shares”), of White Electronic Designs Corporation, an Indiana corporation (the “Company”), on the terms and subject to the conditions set forth in the Purchaser’s Offer to Purchase dated August 18, 2009 (the “Offer to Purchase”), and this letter of transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the “offer”), receipt of which is hereby acknowledged.  The Purchaser's sole general partner is Desert Management LLC, a Delaware limited liability company, whose sole member and manager is Brian R. Kahn.  The Purchaser reserves the right to transfer or assign,  in whole or from time to time in part, to one or more of its affiliates or subsidiaries, the right to purchase shares tendered pursuant to the offer.

The undersigned understands that, under the terms of the offer, the Purchaser will be obligated to purchase up to 3,740,000 shares accepted for payment under the offer.

Subject to and effective on acceptance for payment of, and payment for, the shares tendered herewith in accordance with the terms of the offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all the shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other shares or other securities issued or issuable in respect thereof on or after the expiration date of the offer (collectively, “Distributions”)) and irrevocably constitutes and appoints American Stock Transfer & Trust Company, LLC (the “depositary”), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such shares (and any and all Distributions), to (a) deliver certificates for such shares (and any and all Distributions) or transfer ownership of such shares (and any and all Distributions) on the account books maintained by the book-entry transfer facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of the acquiring Purchaser, (b) present such shares (and any and all Distributions) for transfer on the Company’s books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares (including any and all Distributions), all in accordance with the terms of the offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances, and the same will not be subject to any adverse claim or right.  The undersigned will, on request by the depositary or Purchaser, execute any additional documents deemed by the depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby (and any and all such other shares or other securities or rights), all in accordance with the terms of the offer.

All authority conferred or agreed to be conferred pursuant to this letter of transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.  Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned hereby irrevocably appoints Brian R. Kahn, and any other designees of the Purchaser, the attorney-in-fact and proxy of the undersigned, with full power of substitution, to vote at any annual, special or adjourned meeting of the Company’s shareholders or otherwise in such manner as such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper, to execute any written consent concerning any matter as such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper, and to otherwise act as such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper, with respect to the shares tendered hereby that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote.  This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such shares as provided in the Offer to Purchase.  This power of attorney and proxy are irrevocable, are coupled with an interest, and are granted in consideration of the acceptance for payment of such shares in accordance with the terms of the offer.  Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such shares will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be effective) by the undersigned.

The undersigned understands that the valid tender of shares pursuant to any of the procedures described in Section 2—“Procedure for Tendering Shares” of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser on the terms and subject to the conditions of the offer.  It is a violation of Rule 14e-4 promulgated under the Securities Exchange Act of 1934 for a person acting alone or in concert with others, directly or indirectly, to tender shares for such person’s own account unless at the time of tender and at the expiration date such person has a “net long position” in (a) the shares that is equal to or greater than the amount tendered and will deliver or cause to be delivered such shares for the purpose of tender to the Purchaser within the period specified in the offer, or (b) other securities immediately convertible into, exercisable for or exchangeable into shares (“Equivalent Securities”) that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such shares by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the offer and will deliver or cause to be delivered such shares so acquired for the purpose of tender to the Purchaser within the period specified in the offer.  Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person.  A tender of shares made pursuant to any method of delivery set forth herein will constitute the tendering shareholder’s representation and warranty to the Purchaser that (a) such shareholder has a “net long position” in shares or Equivalent Securities being tendered within the meaning of Rule 14e-4, and (b) such tender of shares complies with Rule 14e-4.  Our acceptance for payment of shares tendered pursuant to the offer will constitute a binding agreement between the tendering shareholder and the Purchaser upon the terms and subject to the conditions of the offer.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for payment of the purchase price and/or return any certificates for shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.”  Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for payment of the purchase price and/or return any certificates for shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.”  In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for payment of the purchase price and/or return any certificates for shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the book-entry transfer facility designated above.  The undersigned recognizes that the Purchaser has no obligation pursuant to the “Special Payment Instructions” to transfer any shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificates for shares not
tendered or not accepted for payment and/or the check
for payment of the purchase price of shares accepted for
payment are to be issued in the name of someone other
than the undersigned.

Issue:      ☐  Check
                ☐  Certificate(s) to:
Name ________________________________________
(Please Print)

Address ______________________________________

_____________________________________________

_____________________________________________

_____________________________________________
(include Zip Code)

_____________________________________________
(Employer Identification or Social Security Number)

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificates for shares
not tendered or not accepted for payment and/or the
check for payment of the purchase price of shares
accepted for payment are to be sent to someone
other than the undersigned or to the undersigned at
an address other than that above.

Send:           ☐  Check
                    ☐  Certificate(s) to:
Name ____________________________________
(Please Print)
Address __________________________________

__________________________________________

__________________________________________
(include Zip Code)

__________________________________________
(Employer Identification or Social Security Number)

SIGN HERE
(Also Complete Substitute Form W-9 Below)
_____________________________________________________________________________________________________________________________
_____________________________________________________________________________________________________________________________
(Signature(s) of Shareholder(s))

Dated: ___________________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) for the shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s): _______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________
(Please Print)

Capacity (Full Title): ______________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________

Address _______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________
(include Zip Code)

______________________________________________________________________________________________________________________________

Daytime Area Code and Telephone Number: ____________________________________________________________________________________________

______________________________________________________________________________________________________________________________

(Employer Identification or Social Security Number: _______________________________________________________________________________________

(Complete Accompanying Substitute Form W-9)

GUARANTEE OF SIGNATURE(S)

(If Required—See Instructions 1 and 5)

Authorized Signature: ____________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________

Name: _________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________
(Please Print)

Name of Firm: ___________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________

Title: __________________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________

Address: _______________________________________________________________________________________________________________________

______________________________________________________________________________________________________________________________
(include Zip Code)

Daytime Area Code and Telephone Number: ____________________________________________________________________________________________

______________________________________________________________________________________________________________________________

Dated: _______________________________

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.           Guarantee of Signatures.  No signature guarantee is required on this letter of transmittal (a) if this letter of transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the book-entry transfer facility’s system whose name appears on a security position listing as the owner of the shares) of shares tendered herewith, unless such registered holder(s) has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this letter of transmittal or (b) if such shares are tendered for the account of a firm that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program, or is otherwise an “eligible guarantor institution,” as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (each, an “eligible institution”).  In all other cases, all signatures on this letter of transmittal must be guaranteed by an eligible institution.  See Instruction 5.

2.           Requirements of Tender.  This letter of transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or, unless an agent’s message (as defined below) is utilized, if delivery of shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 2 of the Offer to Purchase.  For a shareholder to validly tender shares pursuant to the offer, either (a) a letter of transmittal (or a facsimile thereof), properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an agent’s message, and any other required documents, must be received by the depositary at one of its addresses set forth on the back of this letter of transmittal prior to the expiration date and either certificates for tendered shares must be received by the depositary at one of such addresses or shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a book-entry confirmation must be received by the depositary), in each case prior to the expiration date, or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth below and in Section 2 of the Offer to Purchase.  Shareholders whose certificates for shares are not immediately available or who cannot deliver their certificates and all other required documents to the depositary or complete the procedures for book-entry transfer prior to the expiration date may tender their shares by properly completing and duly executing the notice of guaranteed delivery pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase.  Pursuant to such procedures, (a) such tender must be made by or through an eligible institution, (b) a properly completed and duly executed notice of guaranteed delivery, substantially in the form provided by the Purchaser, must be received by the depositary prior to the expiration date and (c) the certificates for all tendered shares in proper form for transfer (or a book-entry confirmation with respect to all such shares), together with a letter of transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an agent’s message, and any other required documents, must be received by the depositary, in each case within three trading days after the date of execution of such notice of guaranteed delivery as provided in Section 2 of the Offer to Purchase.  A “trading day” is any day on which the NASDAQ Global Market is open for business.  The term “agent’s message” means a message transmitted by the book-entry transfer facility to, and received by, the depositary and forming a part of a book-entry confirmation, which states that such book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the shares that such participant has received and agrees to be bound by the terms of the letter of transmittal and that the Purchaser may enforce such agreement against such participant.

The method of delivery of shares, this letter of transmittal and all other required documents, including delivery through the book-entry transfer facility, is at the sole election and risk of the tendering shareholder. Shares will be deemed delivered only when actually received by the depositary (including, in the case of a book-entry transfer, by book-entry confirmation).  If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.  In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted and no fractional shares will be purchased.  All tendering shareholders, by execution of this letter of transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance for payment of their shares.

3.           Inadequate Space.  If the space provided herein is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule attached hereto.

4.           Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer).  If fewer than all the shares represented by any certificate submitted to the depositary are to be tendered, fill in the number of shares that are to be tendered in the box entitled “Number of Shares Tendered.”  In any such case, new certificate(s) for the remainder of the shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this letter of transmittal, promptly after the acceptance for payment of, and payment for, the shares tendered herewith.  All shares represented by certificates delivered to the depositary will be deemed to have been tendered unless otherwise indicated.

5.           Signatures on Letter of Transmittal, Stock Powers and Endorsements.  If this letter of transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

If any of the shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this letter of transmittal.

If any shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registrations of certificates.

If this letter of transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted with this letter of transmittal.

If this letter of transmittal is signed by the registered owner(s) of the shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or certificates for shares not tendered or accepted for payment are to be issued, to a person other than the registered owner(s).  Signatures on any such certificates or stock powers must be guaranteed by an eligible institution.

If this letter of transmittal is signed by a person other than the registered owner(s) of the shares tendered hereby, the certificate(s) representing such shares must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates(s).  The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an eligible institution.

6.           Stock Transfer Taxes.  Purchaser will pay any stock transfer taxes with respect to the transfer and sale of shares to it pursuant to the offer.  If, however, payment of the purchase price is to be made to, or if shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if shares tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this letter of transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless, in Purchaser’s judgment, satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this letter of transmittal.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this letter of transmittal.

7.           Special Payment and Delivery Instructions.  If a check for the purchase price of any shares accepted for payment is to be issued in the name of, and/or certificates for any shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this letter of transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this letter of transmittal or to an address other than that shown above, the appropriate boxes on this letter of transmittal should be completed.

8.           Waiver of Conditions.  The Purchaser reserves the right, subject to the applicable rules and regulations of the Securities and Exchange Commission, to waive any of the specified conditions of the offer, in whole or in part, in the case of any shares tendered.

9.           28% Backup Withholding.  For purposes of this discussion, “shareholder” includes such shareholder’s assignee and any other payee.  In order to avoid backup withholding of U.S. federal income tax with respect to payments of cash payable under the offer, a tendering U.S. shareholder must, unless an exemption applies, provide the depositary with such shareholder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 contained below in this letter of transmittal and certify under penalties of perjury that such TIN is correct (or such shareholder is waiting for a TIN to be issued), such shareholder is not subject to backup withholding, and such shareholder is a U.S. person.  If a shareholder does not provide such shareholder’s correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the “IRS”) may impose a $50 penalty on such shareholder and payment of cash to such shareholder pursuant to the offer may be subject to backup withholding of 28%.  Further, in addition to any criminal penalty provided by law, the penalty for filing a false statement as to the applicability of backup withholding is $500 per false statement.

Backup withholding is not an additional income tax.  Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is timely furnished to the IRS.  If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder upon filing an income tax return.

A tendering shareholder is required to give the depositary the TIN (i.e., social security number or employer identification number) of the record owner of the shares being tendered.  If the shares are held in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

The box in part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future.  If the box in part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding.  Notwithstanding that the box in part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the depositary will withhold 28% on all payments made prior to the time a properly certified TIN is provided to the depositary.  However, such amounts will be refunded to such shareholder if a TIN is provided to the depositary within 60 days.

Certain shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding.  Noncorporate foreign shareholders should complete and sign the appropriate Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the depositary, in order to avoid backup withholding. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.  You should consult with your tax advisor regarding the foregoing.

10.           Requests for Assistance or Additional Copies.  Questions, requests for assistance, or additional copies of the Offer to Purchase, this letter of transmittal, the notice of guaranteed delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the information agent at its address set forth on the last page of this letter of transmittal.

11.           Lost, Destroyed or Stolen Certificates.  If any certificate representing shares has been lost, destroyed or stolen, the shareholder should promptly notify the Company’s transfer agent, American Stock Transfer & Trust Company, LLC, at the toll-free number 1-800-937-5449.  The shareholder will then be instructed by the transfer agent as to the steps that must be taken in order to replace the certificate.  This letter of transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

IMPORTANT:  THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE, PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

PAYER’S NAME:  AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

SUBSTITUTE Form W-9	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	________________________ Social Security Number OR _______________________ Employer Identification Number
Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”)
Part 2—Certifications—Under penalties of perjury, I certify that:
(1)   The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me);
(2)   I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3)   I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of a failure to report interest or dividends on your tax returns. However, if after you were subject to backup withholding, you received another notification from the IRS stating you are no longer subject to backup withholding, do not cross out such item (2). If you are exempt from backup withholding, check the box in Part 4.
Part 3 Awaiting TIN ☐

Signature:_________________ Date:_________, 2009

Name (Please Print): ____________________________
____________________________________________
Please check appropriate box:

☐ Individual/Sole
     Proprietor
☐ Corporation
☐ Partnership
☐ Limited Liability Company.  Enter the tax
classification (D = disregarded entity, C = corporation,
P= Partnership) ______
☐ Other
Address (Please Print) ____________________________
______________________________________________
Part 4 Exempt Payee ☐

NOTE:
FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and that either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a taxpayer identification number to the Depositary by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature: _________________________________________	Date: _________________________________________

The letter of transmittal, certificates for shares and any other required documents should be sent or delivered by each shareholder of the Company or such shareholder’s bank, broker, dealer, trust company or other nominee to the depositary at one of its addresses set forth below:

The Depositary for the Offer is:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By Mail: American Stock Transfer & Trust Company, LLC 59 Maiden Lane Plaza Level New York, NY 10038	By Overnight Courier or By Hand: American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, NY 11219

DELIVERY OF THE LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

Questions and requests for assistance or for additional copies of the Offer to Purchase, the letter of transmittal, and the notice of guaranteed delivery may be directed to the information agent at the telephone number and location listed below.  You may also contact your bank, broker, dealer, trust company or other nominee for assistance concerning the offer.

The Information Agent for the Offer is:

D. F. King & Co., Inc.

48 Wall Street
22nd Floor
New York, New York 10005

Banks and Brokerage Firms, Please Call: (212) 269-5550
All Others, Call Toll-Free: (800) 488-8035